UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 14, 2010

Geeknet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Castro Street, Suite 450
Mountain View, CA  94041
(Address of principal executive offices, including zip code)

(650) 694-2100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Special Meeting of Stockholders of Geeknet, Inc. (“Geeknet” or the “Company”) held on October 14, 2010 (the “Special Meeting”), proxies representing 47,468,495 shares of Common Stock or approximately 78% of the total outstanding shares of the Company were present.

At the Special Meeting the stockholders of the Company voted to approve amendments to Geeknet’s Amended and Restated Certificate of Incorporation, as amended, which would effect a reverse stock split of Geeknet’s outstanding common stock at a reverse split ratio of one-for-ten, reduce the total number of shares of common stock that Geeknet is authorized to issue to 25,000,000, and reduce the total number of shares of preferred stock that Geeknet is authorized to issue to 1,000,000 and authorize the Board of Directors to file a Certificate of Amendment to Geeknet’s Amended and Restated Certificate of Incorporation, as amended, to effect the foregoing. The proposal received 44,642,054 votes for, 2,462,599 votes against, 363,842 abstentions, and no broker non-votes.

Item 8.01     Other Events

The preliminary proxy statement filed with the Securities and Exchange Commission (the “SEC”) on September 13, 2010, the definitive proxy statement filed with the SEC on September 23, 2010 and the first amendment to the definitive proxy statement filed with the SEC on September 24, 2010 in connection with the Special Meeting each contained a typographical error on page 13 in the table under the heading “Security Ownership of Certain Beneficial Owners and Management” with respect to the number of shares reported as beneficially owned by Kenneth G. Langone.  The correct number of shares that Mr. Langone beneficially owned as of September 9, 2010 was 650,994.  The percentage of shares beneficially owned by Mr. Langone of 1.1%, was accurately reflected therein.  In addition, there was a typographical error with respect to the two cross references contained within Footnote 9 to the table which referenced Footnote 15 instead of Footnote 16.  Finally, both a reference to an additional Form 4 filing dated June 8, 2010 and a sentence has been added to the end of Footnote 16 to the table to clarify that the amount of shares beneficially owned by the entities and individuals affiliated with Marlin Sams Fund, LP includes 21,875 shares subject to options beneficially owned by Michael Solomon that are exercisable within sixty (60) days of September 9, 2010.  The number of shares reflected in the table as beneficially owned by the entities and individuals affiliated with Marlin Sams Fund, LP as of such date remains unchanged.  A corrected version of the Security Ownership of Certain Beneficial Owners and Management reflecting the foregoing is set forth below.  All other numbers and percentages remain unchanged.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information concerning the beneficial ownership of Geeknet’s Common Stock, as of September 9, 2010, for the following: (1) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s Common Stock; (2) each of the Company’s non-employee directors; (3) each of the executive officers named in the Summary Compensation Table on page 22 of the Company’s proxy statement for its 2010 Annual Meeting of Stockholders filed with the SEC on March 24, 2010; and (4) all directors and executive officers of the Company as a group.
Names and Addresses of Beneficial Owners (1)	Number of Shares	Percent of Common Stock Outstanding
Andrew Anker (2)	340,000	*
Matt Carey (3)	32,067	*
Peter Georgescu (4)	20,416	*
Kenneth G. Langone (5)	650,994	1.1%
Robert M. Neumeister, Jr. (6)	245,500	*
Frank Riddick (7)	20,416	*
Derek Smith (8)	120,416	*
Michael B. Solomon (9)	10,321,875	17.0%
David B. Wright (10)	190,000	*
Scott L. Kauffman (11)	1,869,798	3.0%
Patricia S. Morris (12)	572,657	*
Caroline Offutt (13)	284,065	*
Michael Rudolph (14)	200,714	*
James Jay Seirmarco (15)	371,328	*
Entities and individuals affiliated with Marlin Sams Fund, LP (16)	16,881,875	27.8%
All current directors and officers as a group (14 persons) (17)	13,169,534	21.2%
______________
*	Represents less than 1% of the outstanding shares Common Stock.
(1)	The address of each officer and director is c/o Geeknet, Inc., Attention: Investor Relations, 650 Castro Street, Suite 450, Mountain View, CA 94041.
(2)	Includes 5,000 shares of restricted stock under the Company’s 2007 EIP and 120,000 shares subject to options that are exercisable within sixty (60) days of September 9, 2010.
(3)	Includes 20,416 shares subject to options that are exercisable within sixty (60) days of September 9, 2010.
(4)	Includes 20,416 shares subject to options that are exercisable within sixty (60) days of September 9, 2010.
(5)	Includes 23,333 shares subject to options that are exercisable within sixty (60) days of September 9, 2010.
(6)	Includes 5,000 shares of restricted stock under the Company’s 2007 EIP and 140,000 shares subject to options that are exercisable within sixty (60) days of September 9, 2010.
(7)	Includes 20,416 shares subject to options that are exercisable within sixty (60) days of September 9, 2010.
(8)	Includes 20,416 shares subject to options that are exercisable within sixty (60) days of September 9, 2010.
(9)
Includes 10,300,000 shares specified in footnote (16).  Mr. Solomon is a member of Gladwyne Marlin GenPar, LLC, which is a member of Marlin Sams GenPar, LLC, a Delaware limited liability company and the general partner of the Marlin Sams Fund, LP, a Delaware limited partnership.  Mr. Solomon disclaims beneficial ownership of shares held by the entities specified in footnote (16) to the extent of his pecuniary interest in these entities.  Includes 21,875 shares subject to options that are exercisable within sixty (60) days of September 9, 2010.

(10)	Includes 5,000 shares of restricted stock under the Company’s 2007 EIP and 150,000 shares subject to options that are exercisable within sixty (60) days of September 9, 2010.
(11)	Includes 1,719,798 shares subject to options that are exercisable within sixty (60) days of September 9, 2010.
(12)	Includes 33,333 shares of restricted stock under the Company’s 2007 EIP and 432,812 shares subject to options that are exercisable within sixty (60) days of September 9, 2010.
(13)	Includes 16,666 shares of restricted stock under the Company’s 2007 EIP and 203,227 shares subject to options that are exercisable within sixty (60) days of September 9, 2010.
(14)	Includes 153,123 shares subject to options that are exercisable within sixty (60) days of September 9, 2010.
(15)
Includes 16,666 shares of restricted stock under the Company’s 2007 EIP and 276,250 shares subject to options that are exercisable within sixty (60) days of September 9, 2010.  Does not include 41,665 shares subject to options that will vest upon Mr. Seirmarco’s execution of a separation agreement.

(16)
The address for Marlin Sams Fund, LP is 645 Fifth Avenue, New York, NY 10022.  Based solely on information included in a Schedule 13D/A filed with the SEC on June 4, 2010, as updated by Forms 4 filed with the SEC on June 4, 2010, June 8, 2010, June 11, 2010, and June 15, 2010: Marlin Sams Fund, L.P. had sole voting power and sole dispositive power over 10,100,000 of the shares listed above; William M. Sams had sole voting power and sole dispositive power over 6,600,000 of the shares listed above; Suzanne M. Present had sole voting power and sole dispositive power over 160,000 of the shares listed above; Marlin Sams GenPar, LLC had sole voting power and sole dispositive power over 10,100,000 of the shares listed above; Gladwyne Marlin GenPar, LLC had sole voting power and sole dispositive power over none of the shares listed above; Michael Solomon had sole voting power and sole dispositive power over 200,000 of the shares listed above; Candice McCurdy had sole voting power and sole dispositive power over 200,000 of the shares listed above; Chad McCurdy had sole voting power and sole dispositive power over none of the shares listed above; and Mary Thomas had sole voting power and sole dispositive power over 205,200 of the shares listed above.  Marlin Sams Fund, L.P., Marlin Sams GenPar, LLC, and Gladwyne Marlin GenPar, LLC may be deemed to beneficially own 10,100,000 shares of the Company’s Common Stock.  William M. Sams may be deemed to beneficially own 16,700,000 shares of the Company’s Common Stock, consisting of (i) 16,500,000 shares of Common Stock and (ii) 200,000 shares of Common Stock held in the Irrevocable Trust of Michael Solomon FBO Grace Solomon for the benefit of Michael Solomon’s daughter, of which William M. Sams is the co-trustee with Constance Solomon, Michael Solomon’s wife.  Suzanne M. Present may be deemed to beneficially own 10,260,000 shares of the Company’s Common Stock.  Michael Solomon may be deemed to beneficially own 10,300,000 shares of the Company’s Common Stock.  Candice McCurdy may be deemed to beneficially own 350,000 shares of the Company’s Common Stock.  Chad McCurdy may be deemed to beneficially own 150,000 shares of the Company’s Common Stock, and Mary Thomas may be deemed to beneficially own 205,200 shares of the Company’s Common Stock.  Also includes 21,875 shares subject to options beneficially owned by Michael Solomon that are exercisable within sixty (60) days of September 9, 2010.

(17)
Includes the shares beneficially owned by our current officers and directors set forth on the above table as well as 81,665 shares of restricted stock under the Company’s 2007 EIP and 1,449,161 shares subject to options that are exercisable within sixty (60) days of September 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEEKNET, INC. a Delaware corporation

By:	/s/ Patricia S. Morris
Patricia S. Morris Senior Vice President and Chief Financial Officer

Date:  October 18, 2010